Receivables	12 Months Ended
Mar. 31, 2018
Receivables [Abstract]
Receivables
Receivables

Receivables, net of allowance for doubtful accounts consist of the following:

	As of
(in millions)	March 31, 2018	March 31, 2017
Billed trade receivables	$3,110	$732
Unbilled receivables	1,273	402
Other receivables	1,098	509
Total	$5,481	$1,643

The following table summarizes activity for the allowance for doubtful accounts:

	As of and for Fiscal Years Ended
(in millions)	March 31, 2018	March 31, 2017	April 1, 2016
Beginning balance	$26	$31	$26
Additions charged to costs and expenses	45	10	6
Deductions(1)	(37)	(13)	(3)
Other(2)	6	(2)	2
Ending balance	$40	$26	$31

(1)	Represents write-offs and recoveries of prior year charges.

(2)	Includes changes in foreign currency exchange rates and the impact of the AR securitization facility.

Sale of Receivables

Receivables Securitization Facility

On December 21, 2016, CSC established a $250 million accounts receivable securitization facility (the "Receivables Facility") with certain unaffiliated financial institutions (the "Purchasers"). Under the Receivables Facility, the Company and certain of its subsidiaries sell billed and unbilled accounts receivable to CSC Receivables, LLC ("CSC Receivables"), a wholly owned bankruptcy-remote entity. CSC Receivables in turn sells such purchased accounts receivable in their entirety to the Purchasers pursuant to a receivables purchase agreement. Sales of receivables by CSC Receivables occur continuously and are settled on a monthly basis. The proceeds from the sale of these receivables comprise a combination of cash and a deferred purchase price receivable ("DPP"). The DPP is realized by the Company upon the ultimate collection of the underlying receivables sold to the Purchasers. The amount available under the Receivables Facility fluctuates over time based on the total amount of eligible receivables generated during the normal course of business after deducting excess concentrations. Total availability under the Receivables Facility was $188 million and $217 million as of March 31, 2018 and March 31, 2017, respectively. The Receivables Facility terminates on September 14, 2018, but provides for one or more optional one-year extensions, if agreed to by the Purchasers. The Company uses the proceeds from receivables sales under the Receivables Facility for general corporate purposes.

The Company has no retained interests in the transferred receivables, other than collection and administrative services and its right to the DPP. The DPP is included in receivables at fair value on the balance sheets. The fair value of the sold receivables approximated their book value due to their short-term nature, and as a result no gain or loss on sale of receivables was recorded during fiscal 2018 and 2017.

The following table reflects activity of the Receivables Facility:

	As of and for the Fiscal Years Ended
(in millions)	March 31, 2018	March 31, 2017 (1)
Cash proceeds received	$188	$223
Deferred purchase price receivable	$233	$252
Liability recorded due to exceeded maximum funding limit	$—	$6

(1) Represents activity from the date the Receivables Facility was established, December 21, 2016, through March 31, 2017.

The Company’s risk of loss following the transfer of accounts receivable under the Receivables Facility is limited to the DPP outstanding and any short-falls in collections for specified non-credit related reasons after sale. Payment of the DPP is not subject to significant risks other than delinquencies and credit losses on accounts receivable sold under the Receivables Facility.

Certain obligations of Sellers under the Receivables Facility and CSC, as initial servicer, are guaranteed by the Company under a performance guaranty, made in favor of an administrative agent on behalf of the Purchasers. However, the performance guaranty does not cover CSC Receivables’ obligations to pay yield, fees or invested amounts to the administrative agent or any of the Purchasers.

The following table is a reconciliation of the beginning and ending balances of the DPP:

	As of and for the Fiscal Year Ended
(in millions)	March 31, 2018	March 31, 2017
Beginning balance	$252	$—
Transfers of receivables	2,222	1,195
Collections	(2,225)	(943)
Fair value adjustment	(16)	—
Ending balance	$233	$252

Federal Receivables Sales Facility

On July 14, 2017, Enterprise Services LLC, a wholly-owned subsidiary of the Company ("Enterprise"), entered into a Master Accounts Receivable Purchase Agreement (the “Purchase Agreement”) with certain financial institutions (the "Financial Institutions"). The Purchase Agreement established a federal government obligor receivables purchase facility (the “Facility”). Concurrently, the Company entered into a guaranty made in favor of the Financial Institutions, that guarantees the obligations of the sellers and servicers of receivables under the Purchase Agreement. The guaranty does not cover any credit losses under the receivables. In connection with the USPS Separation and Mergers, the Company entered into certain amendments to the guaranty whereby the Company can request to terminate its guaranty at the time of the separation of its USPS business. In accordance with the terms of the Purchase Agreement, on January 23, 2018, the Purchase Agreement was amended to increase the facility limit from $200 million to $300 million in funding based on the availability of eligible receivables and the satisfaction of certain conditions.

Under the Facility, the Company sells eligible federal government obligor receivables, including billed and certain unbilled receivables. The Company has no retained interests in the transferred receivables other than collection and administrative functions for the Financial Institutions for a servicing fee. The Facility has a one-year term but may be extended. The Company uses the proceeds from receivables sales under the Facility for general corporate purposes.

The Company accounts for these receivable transfers as sales and derecognizes the sold receivables from its balance sheets. The fair value of the sold receivables approximated their book value due to their short-term nature, and as a result no gain or loss on sale on sale of receivables was recorded. The Company estimated that its servicing fee was at fair value and therefore, no servicing asset or liability related to these services was recognized as of March 31, 2018.

In connection with the USPS Separation, the sellers and servicers of the receivables sold under the Federal Receivables Sales Facility were divested and, effective May 31, 2018, the parent guaranty was terminated.

The following table reflects activity of the Federal Receivables Sales Facility:

(in millions)	As of and for the Fiscal Year Ended March 31, 2018
Transfers of receivables	$2,090
Collections	$1,970
Operating cash flow effect	$120
Restricted cash (1)	$68
Outstanding balance	$188

(1) Represents collections not remitted to the Financial Institutions.